UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2003
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-20394              06-1340408
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 (State or other jurisdiction          (Commission          (I.R.S. Employer
      of incorporation)                File Number)      Identification Number)




                 415 Northern Blvd., Great Neck, New York 11021
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (516) 622-2800
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ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL
        CONDITION).

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On August 7, 2003, CoActive Marketing Group, Inc. issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2003

                                        COACTIVE MARKETING GROUP, INC.


                                        By: /s/ DONALD A. BERNARD
                                           -------------------------------
                                            Donald A. Bernard,
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

No.               Description
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Exhibit 99.1      Press Release dated August 7, 2003.


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